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                                                                   EXHIBIT 10.31

                              CONSULTING AGREEMENT

     This Consulting and Representation Agreement is made effective the 5th day of November, 1998 by and between GOLF ONE INDUSTRIES, INC. ("Corporation"), and JAMES A. CAPWILL ("Consultant").

     WHEREAS, the Corporation is in need of the special expertise in connection with general financial matters; and

     WHEREAS, Consultant has knowledge concerning such matters and can be available from time to time to assist the Corporation regarding its general financial matters; and

     WHEREAS, the Corporation desires to have the benefit of Consultant's knowledge and experience by retaining him as a consultant pursuant to the terms hereof.

     NOW, THEREFORE, the Corporation and Consultant hereby agrees as follows:

     1. Consulting Services. Corporation hereby engages Consultant to provide to Corporation, during the Term (defined below), such consulting services respecting Corporation's general financial matters as shall be reasonably requested of him by Corporation. In his capacity as a consultant hereunder, Consultant shall occasionally consult with and advise Corporation's Officers or Board of Directors on such matters. Corporation acknowledges that during the Term hereof while acting as a consultant to Corporation, Consultant may be engaged in other business or employment activities (including but not limited to consulting and other activities with other entities which may be competitors of Corporation or which do business in the same markets) and that his consulting duties hereunder are not inconsistent with, and shall not unreasonably interfere with, such other activities. Accordingly, the parties agree that such consultations with Consultant hereunder shall be arranged in keeping with their mutual convenience and provided, whenever possible, by written, telephonic or other telecommunication media at Corporation's expense and shall not exceed ten
(10) hours in any thirty (30) day period. The parties further agree that Consultant's duties under this Agreement shall be limited to verbal discussions and Consultant shall not be required to prepare or deliver written reports or similar items to Corporation.

     2. Term. The term of the consulting arrangement described in this Agreement shall be for one (1) year, commencing on November 6, 1998 and ending on November 5, 1999 (the "Term").

     3. Consideration. As consideration hereunder, Corporation agrees to pay to Consultant the following:

        (a) The sum of FIFTEEN THOUSAND ($15,000.00) DOLLARS, payable immediately upon the execution of this Agreement; and
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          (b)  A warrant to purchase 215,000 shares of the common stock of
Corporation, such warrant to be in the form of Exhibit A hereto and delivered to Consultant immediately upon the execution of this Agreement.

          The parties also agree that Corporation shall promptly reimburse or directly pay for the reasonable travel and other out-of-pocket expenses incurred by Consultant during the performance of his consulting activities hereunder.

     4. Independent Contractor. Corporation and Consultant expressly acknowledge and agree that Consultant's services shall be as an independent contractor and nothing contained in this Agreement shall be construed as making Consultant an employee of Corporation.

     5. Confidential Information. Consultant agrees that Consultant shall not directly or indirectly use or divulge to any third party any of Corporation's confidential information which is not generally known to the public or industry in which Corporation is engaged.

     6. Miscellaneous. This Agreement shall be construed under and in accordance with the laws of the State of Ohio and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes and cancels all prior or contemporaneous understandings, agreements and discussions between the parties. Accordingly, the parties do hereby fully expect and anticipate that any court, arbitrator or mediator, in any hearing or proceeding in which the interpretation or enforcement of this Agreement is sought or requested, or otherwise at issue, shall apply strictly the so-called "Rule of Parol Evidence." No modification, amendment or waiver of any provisions of this Agreement shall in any event be effective unless the same shall be in writing and duly executed by all of the parties hereto. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     All terms and words used in this Agreement, regardless of the number and gender in which they are used shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context or sense of this Agreement may require.

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     IN WITNESS WHEREOF, the parties have duly executed this Agreement on the dates entered below after their respective signatures.


GOLF ONE INDUSTRIES, INC.


By: /s/ Alfonso J. Cervantes, Jr.
    --------------------------------            --------------------------------
Title: President                                        JAMES A. CAPWILL
      ------------------------------


Date: 11-5-98                                   Date:
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                                   EXHIBIT A

THE WARRANTS REPRESENTED BY THIS CERTIFICATE ("WARRANTS") AND THE UNDERLYING WARRANT SHARES ("WARRANT SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE WARRANTS MAY NOT BE EXERCISED OFFERED OR SOLD UNLESS, IN EACH CASE, THE WARRANTS AND WARRANT SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE, AS EVIDENCED BY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED AND ENCUMBERED EXCEPT PURSUANT TO THE PROVISIONS CONTAINED HEREIN.


                       WARRANTS TO PURCHASE COMMON STOCK

     Golf One Industries, Inc., a Delaware corporation (the "Company") hereby grants to James A. Capwill (the "Holder") Two Hundred Fifteen Thousand (215,000) transferable warrants (the "Warrants") for the purchase of common stock of the Company (the "Common Stock"), with each whole Warrant entitling the Holder to purchase one share of Common Stock (each a "Warrant Share" and collectively the "Warrant Shares") on the terms and subject to the conditions set forth herein.

     1. TERM. The Warrants may be exercised, in whole or in part, at any time and from time to time from the date hereof until 5:00 Pacific Time on the date which is three years from the date of the closing of the Company's initial public offering of Common Stock pursuant to a Registration Statement filed with, and declared effective by, the Securities and Exchange Commission (the "Exercise Period").

     2. EXERCISE PRICE. The initial exercise price of each whole Warrant shall be equal to 70% of the Fair Market Value (as defined below) of the Company's common stock on the date of exercise. "Fair Market Value" means the average closing sale price for the twenty trading days immediately preceding the Exercise Date (as defined below) or, if there is no last-sale reporting for the Common Stock at such time, then the value as determined in good faith by the Board of Directors of the Company.

     3. EXERCISE OF WARRANTS. The Warrants are exercisable on the terms provided herein at any time during the Exercise Period by the surrender of this certificate to the Company at its principal office together with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, accompanied by payment in full, in immediately available funds, of the amount of the aggregate Exercise Price of the Warrant Shares being purchased upon such exercise. The Holder shall be deemed the record owner of such Warrant Shares as of and from the close of business on the date on which this certificate is surrendered together with the completed Notice of Exercise and payment in full as required above (the "Exercise Date"). The Company agrees that the Warrant Shares so purchased shall be issued as soon as
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practicable thereafter. It shall be a condition to the exercise of the Warrants that the Holder or any transferee hereof provide an opinion of counsel reasonably satisfactory to the Company that the Warrants and the Warrant Shares to be delivered upon exercise thereof have been registered under the Securities Act or that an exemption from the registration requirements of the Securities Act is available.

     4. FRACTIONAL INTEREST. In lieu of issuing fractional shares of Common Stock upon exercise of the Warrants, the Company may pay the Holder a cash amount determined by multiplying the fraction of a share otherwise issuable by the Fair Market Value of one share of Common Stock.

     5. WARRANTS CONFER NO RIGHTS OF STOCKHOLDER. The Holder shall not have any rights as a stockholder of the Company with regard to the Warrant Shares prior to the Exercise Date for any actual purchase of Warrant Shares.

     6. INVESTMENT REPRESENTATION. Neither the Warrants nor the Warrant Shares issuable upon the exercise of the Warrants have been registered under the Securities Act or any state securities laws. The Holder acknowledges by signing this certificate that, as of the date of this Warrant and at the time of exercise that: (a) the Holder has acquired the Warrant or the Warrant Shares, as the case may be, for the Holder's own account; (b) the Holder has acquired the Warrants or the Warrant Shares, as the case may be, for investment and not with a view to distribution; and (c) either the Holder has a pre-existing personal or business relationship with the Company or its executive officers, or by reason of the Holder's business or financial experience the Holder has the capacity to protect the Holder's own interests in connection with the transaction. The Holder agrees, by acceptance of this certificate, that any Warrant Shares purchased upon exercise of the Warrants may have to be held indefinitely or until an exemption from registration is available, as evidenced by an opinion of counsel reasonably satisfactory to the Company. The Holder, by acceptance of this certificate, consents to the placement of a restrictive legend (the "Legend")on the certificates representing any Warrant Shares that are purchased upon exercise of the Warrants during the applicable restricted period under Rule 144 or any other applicable restricted period under the Securities Act. The Legend shall be in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, UNLESS IN THE WRITTEN LEGAL OPINION (APPROVED BY THE COMPANY) OF COUNSEL SATISFACTORY TO THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED.

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     7.   RESERVATION OF SHARES. The Company agrees that, at all times during the Exercise Period, the Company will have authorized and reserved, for the exclusive purpose of issuance and delivery upon exercise of the Warrants, a sufficient number of shares of its Common Stock to provide for the issuance of the Warrant Shares.

     8. ADJUSTMENT FOR CHANGES IN CAPITAL STOCK. If the Company at any time during the Exercise Period shall, by subdivision, combination or reclassification of securities, change any of the securities into which the Warrants are exercisable into the same or a different number of securities of any class or classes, the Warrants shall thereafter entitle the Holder to acquire such number and kind of securities as would have been issuable as a result of such change with respect to the Warrant Shares if the Warrant Shares had been outstanding immediately prior to such subdivision, combination, or reclassification.

     9. LOSS, THEFT, DESTRUCTION OR MUTILATION OF CERTIFICATE. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any certificate representing the Warrants or the Warrant Shares (referred to herein as the "original certificate"), and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the original certificate if mutilated, the Company will make and deliver a new certificate of like tenor in lieu of the original certificate.

     10. ASSIGNMENT. The Warrants may be transferred subject to the provisions of Section 6.

     11. GENERAL. This certificate shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts between Delaware residents entered into and to be performed entirely within the State of Delaware. The headings herein are for purposes of convenience and reference only and shall not be used to construe or interpret the terms of this certificate. The terms of this certificate may be amended, waived, discharged or terminated only by a written instrument signed by both the Company and the Holder. All notices and other communications from the Company to the Holder shall be mailed by first-class registered or certified mail, postage pre-paid, to the address furnished to the Company in writing by the last Holder who shall have furnished an address to the Company in writing.


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                               NOTICE OF EXERCISE

To:  Golf One Industries, Inc. (the "Company")

     1. The undersigned hereby elects to exercise a total of --------- Warrants for the purchase of a like number of Warrant Shares, and tenders herewith payment of the Exercise Price for such shares in full.

     2. In exercising the Warrants, the undersigned hereby confirms and acknowledges that: (a) the Warrant Shares are being acquired solely for the account of the undersigned for investment and not with a view to or for sale in connection with any distribution; (b) the undersigned has a pre-existing personal or business relationship with the Company or its executive officers, or by reason of the undersigned's business or financial experience the undersigned has the capacity to protect the undersigned's own interests in connection with the exercise of the Warrants; and (c) the undersigned will not offer, sell or otherwise dispose of any of the Warrant Shares unless the Warrant Shares have been registered under the Securities Act or an exemption from such registration is available, as evidenced by an opinion of counsel reasonably satisfactory to the Company.

     3. Please issue a certificate representing the Warrant Shares in the name of the Holder and deliver the certificate to the address set forth below.

     4. Please issue a new certificate representing the unexercised portion (if any) of the Warrants in the name of the Holder and deliver the certificate to the address set forth below.

Dated:
      -----------------                 ---------------------------------------
                                        (Name)


                                        ---------------------------------------
                                        (Authorized Signature)


                                        Address for Delivery:

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